Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Second Quarter 2021 Results

SPOKANE, Wash., July 26, 2021 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $187.9 million, or $2.77 per diluted share, on revenues of $447.5 million for the quarter ended June 30, 2021. Net income was $2.6 million, or $0.04 per diluted share, on revenues of $181.6 million for the quarter ended June 30, 2020.

Second Quarter 2021 Highlights

•	Generated record Total Adjusted EBITDDA of $275.0 million and Total Adjusted EBITDDA margin of 61%
•	Historic lumber prices drove record Wood Products Adjusted EBITDDA of $204.6 million
•	Record Timberlands Adjusted EBITDDA of $77.2 million propelled by higher Idaho sawlog prices
•	Extended strong liquidity position to $891 million as of Q2 2021

“Lumber prices continued their historic run in the second quarter, driving another quarter of record financial performance,” said Eric Cremers, president and chief executive officer.  “Our employees did a good job navigating operational challenges, including a fire at our Ola, Arkansas sawmill. While lumber prices have recently retreated from historic highs, overall fundamentals that drive our business remain favorable. We are very well positioned to continue growing shareholder value and execute on our disciplined capital allocation strategy, including paying a meaningful special dividend in the fourth quarter of 2021,” stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q2 2021	Q1 2021	Q2 2020
Revenues	$447.5	$354.2	$181.6
Net income	$187.9	$131.1	$2.6
Weighted average shares outstanding, diluted (in thousands)	67,732	67,607	67,359
Net income per diluted share	$2.77	$1.94	$0.04

Total Adjusted EBITDDA	$275.0	$195.0	$35.3
Dividends per share	$0.41	$0.41	$0.40
Net cash from operations	$171.4	$169.9	$39.8
Cash and cash equivalents	$512.0	$382.0	$81.0

Business Performance: Q2 2021 vs. Q1 2021

Timberlands

Second Quarter 2021 Highlights

•	Timberlands Adjusted EBITDDA increased $9.3 million from Q1 2021 levels
•	Northern sawlog prices increased 38%
•	Northern harvest volumes decreased seasonally due to spring breakup
•	Southern harvest volumes were flat as wet conditions impacted operations
•	Forest management costs increased due to seasonally higher activities

($ in millions)	Q2 2021	Q1 2021	$ Change
Timberlands Revenues	$121.2	$111.9	$9.3

Timberlands Adjusted EBITDDA	$77.2	$67.9	$9.3

Wood Products

Second Quarter 2021 Highlights

•	Wood Products Adjusted EBITDDA increased $79.1 million from Q1 2021 levels
•	Average lumber price realizations increased 33% to $1,185 per MBF in Q2 2021
•	Lumber shipments were lower than expected due to lower home center demand, transportation challenges and the Ola sawmill fire
•	Log costs increased due to higher index pricing in Idaho
•	Plywood price realizations increased due to strong demand from industrial manufacturers

($ in millions)	Q2 2021	Q1 2021	$ Change
Wood Products Revenues	$357.7	$269.3	$88.4

Wood Products Adjusted EBITDDA	$204.6	$125.5	$79.1

Real Estate

Second Quarter 2021 Highlights

•	Real Estate Adjusted EBITDDA decreased $4.8 million due to seasonally lower lot sales and no commercial land sales
•	Sold 2,605 acres of rural land for $4,416/acre
•	Sold 19 residential lots at an average $91,000/lot

($ in millions)	Q2 2021	Q1 2021	$ Change
Real Estate Revenues	$16.0	$20.3	$(4.3)

Real Estate Adjusted EBITDDA	$11.8	$16.6	$(4.8)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, July 27, 2021, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-833-968-2227 for U.S./Canada and 1-778-560-2697 for international callers. Participants will be asked to provide conference I.D. number 9495212. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until August 3, 2021 by calling 1-800-585-8367 for U.S./Canada or 1-416-621-4642 for international callers. Callers must enter conference I.D. number 9495212 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns approximately 1.8 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; expected liquidity; the success of the company’s business strategies; the effect of the company’s debt refinancing and intent to refinance debt maturing in the future; the company’s capital allocation strategies, including share repurchases and dividend expectations; interest in accretive acquisitions; maintaining the company’s investment grade credit rating; favorable capital structure and strong balance sheet; interest rates and expenses; corporate expenses; pension expenses; taxes; Q3 and FY 2021 outlook; the housing market and repair and remodel market; housing starts; lumber supply, demand and pricing; lumber shipment volumes; the effects of changes in lumber prices on annual EBITDDA; estimated impact from the Ola, Arkansas sawmill fire and anticipated insurance coverage; expected sawlog demand and timber harvest volumes; sawlog mix and pricing; rural real estate and development real estate sales; land basis and average price per acre and developed lot; planned capital expenditures; number of seedlings planted; amount of greenhouse gas emitted; amount of CO2e sequestered; business conditions; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements.  You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including impact of COVID-19 and its variants, governmental responses to such outbreaks, and anticipated recovery from the pandemic on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations;

changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires (such as the Ola, Arkansas sawmill fire and fires on our timberland) and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

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PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, except per share amounts)	2021	2021	2020	2021	2020
Revenues	$447,506	$354,193	$181,555	$801,699	$390,435
Costs and expenses:
Cost of goods sold	177,779	169,302	149,836	347,081	321,882
Selling, general and administrative expenses	19,512	16,758	16,811	36,270	31,018
	197,291	186,060	166,647	383,351	352,900
Operating income	250,215	168,133	14,908	418,348	37,535
Interest expense, net	(8,199)	(3,574)	(8,339)	(11,773)	(12,037)
Pension settlement charge	—	—	—	—	(42,988)
Non-operating pension and other postretirement employee benefit costs	(3,271)	(3,414)	(3,478)	(6,685)	(7,113)
Income (loss) before income taxes	238,745	161,145	3,091	399,890	(24,603)
Income taxes	(50,840)	(30,039)	(453)	(80,879)	10,409
Net income (loss)	$187,905	$131,106	$2,638	$319,011	$(14,194)

Net income (loss) per share:
Basic	$2.79	$1.95	$0.04	$4.74	$(0.21)
Diluted	$2.77	$1.94	$0.04	$4.71	$(0.21)
Dividends per share	$0.41	$0.41	$0.40	$0.82	$0.80
Weighted-average shares outstanding:
Basic	67,316	67,207	67,176	67,265	67,321
Diluted	67,732	67,607	67,359	67,664	67,321

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	June 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$512,030	$252,340
Customer receivables, net	56,694	26,606
Inventories, net	73,074	62,036
Other current assets	24,475	16,136
Total current assets	666,273	357,118
Property, plant and equipment, net	291,550	288,544
Investment in real estate held for development and sale	66,553	72,355
Timber and timberlands, net	1,580,827	1,600,061
Intangible assets, net	15,880	16,270
Other long-term assets	61,715	46,717
Total assets	$2,682,798	$2,381,065

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$97,462	$93,279
Current portion of long-term debt	42,991	39,981
Current portion of pension and other postretirement employee benefits	6,574	6,574
Total current liabilities	147,027	139,834
Long-term debt	714,870	717,366
Pension and other postretirement employee benefits	128,251	128,807
Deferred tax liabilities, net	22,191	17,740
Other long-term obligations	58,670	72,365
Total liabilities	1,071,009	1,076,112
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, authorized 100,000 shares, issued and outstanding 67,045 and 66,876 shares	67,045	66,876
Additional paid-in capital	1,678,661	1,674,576
Accumulated deficit	(51,670)	(315,510)
Accumulated other comprehensive loss	(82,247)	(120,989)
Total stockholders’ equity	1,611,789	1,304,953
Total liabilities and stockholders' equity	$2,682,798	$2,381,065

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$187,905	$131,106	$2,638	$319,011	$(14,194)
Adjustments:
Depreciation, depletion and amortization	17,432	18,399	18,171	35,831	37,215
Basis of real estate sold	7,213	8,823	2,693	16,036	9,191
Change in deferred taxes	(928)	1,490	(1,466)	562	(13,849)
Pension and other postretirement employee benefits	5,484	5,627	5,765	11,111	11,833
Pension settlement charge	—	—	—	—	42,988
Equity-based compensation expense	2,140	1,930	1,980	4,070	3,865
Other, net	92	(387)	(414)	(295)	(177)
Change in working capital and operating-related activities, net	(43,867)	6,713	13,840	(37,154)	16,397
Real estate development expenditures	(1,684)	(2,315)	(2,109)	(3,999)	(2,487)
Funding of pension and other postretirement employee benefits	(2,412)	(1,421)	(1,293)	(3,833)	(2,839)
Net cash provided by operating activities	171,375	169,965	39,805	341,340	87,943

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(8,181)	(7,762)	(5,256)	(15,943)	(10,295)
Timberlands reforestation and roads	(3,998)	(3,956)	(3,466)	(7,954)	(7,776)
Acquisition of timber and timberlands	(2,192)	—	(540)	(2,192)	(4,730)
Proceeds on sale of facility	—	—	—	—	1,000
Other, net	446	189	608	635	2,113
Net cash used in investing activities	(13,925)	(11,529)	(8,654)	(25,454)	(19,688)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(27,489)	(27,484)	(26,744)	(54,973)	(53,685)
Repurchase of common stock	—	—	(3,009)	—	(15,364)
Other, net	(632)	(591)	(284)	(1,223)	(526)
Net cash used in financing activities	(28,121)	(28,075)	(30,037)	(56,196)	(69,575)
Change in cash, cash equivalents and restricted cash	129,329	130,361	1,114	259,690	(1,320)
Cash, cash equivalents and restricted cash, beginning	382,701	252,340	81,820	252,340	84,254
Cash, cash equivalents and restricted cash, ending	$512,030	$382,701	$82,934	$512,030	$82,934

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands)	2021	2021	2020	2021	2020
Revenues
Timberlands	$121,216	$111,916	$67,345	$233,132	$149,770
Wood Products	357,673	269,296	126,216	626,969	271,216
Real Estate	15,998	20,313	13,105	36,311	24,074
	494,887	401,525	206,666	896,412	445,060
Intersegment Timberlands revenues	(47,381)	(47,332)	(25,111)	(94,713)	(54,625)
Consolidated revenues	$447,506	$354,193	$181,555	$801,699	$390,435

Adjusted EBITDDA[1]
Timberlands	$77,259	$67,858	$25,659	$145,117	$60,641
Wood Products	204,533	125,555	10,907	330,088	24,136
Real Estate	11,788	16,593	9,256	28,381	16,596
Corporate	(12,822)	(10,710)	(10,534)	(23,532)	(19,206)
Eliminations and adjustments	(5,774)	(4,310)	85	(10,084)	777
Total Adjusted EBITDDA	274,984	194,986	35,373	469,970	82,944
Interest expense, net	(8,199)	(3,574)	(8,339)	(11,773)	(12,037)
Depreciation, depletion and amortization	(17,029)	(17,996)	(17,765)	(35,025)	(36,403)
Basis of real estate sold	(7,213)	(8,823)	(2,693)	(16,036)	(9,191)
Pension settlement charge	—	—	—	—	(42,988)
Non-operating pension and other postretirement employee benefits	(3,271)	(3,414)	(3,478)	(6,685)	(7,113)
(Loss) gain on disposal of fixed assets	(527)	(34)	(7)	(561)	185
Income (loss) before income taxes	$238,745	$161,145	$3,091	$399,890	$(24,603)

Depreciation, depletion and amortization
Timberlands	$10,482	$11,417	$11,566	$21,899	$24,157
Wood Products	6,179	6,203	5,798	12,382	11,428
Real Estate	160	155	156	315	316
Corporate	208	221	245	429	502
	17,029	17,996	17,765	35,025	36,403
Bond discounts and deferred loan fees[2]	403	403	406	806	812
Total depreciation, depletion and amortization	$17,432	$18,399	$18,171	$35,831	$37,215

Basis of real estate sold
Real Estate	$7,219	$8,829	$3,212	$16,048	$9,716
Eliminations and adjustments	(6)	(6)	(519)	(12)	(525)
Total basis of real estate sold	$7,213	$8,823	$2,693	$16,036	$9,191

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 9, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, except per share amount)	2021	2021	2020	2021	2020
Total Adjusted EBITDDA
Net income (loss) (GAAP)	$187,905	$131,106	$2,638	$319,011	$(14,194)
Interest expense, net	8,199	3,574	8,339	11,773	12,037
Income taxes	50,840	30,039	453	80,879	(10,409)
Depreciation, depletion and amortization	17,029	17,996	17,765	35,025	36,403
Basis of real estate sold	7,213	8,823	2,693	16,036	9,191
Pension settlement charge	—	—	—	—	42,988
Non-operating pension and other postretirement benefit costs	3,271	3,414	3,478	6,685	7,113
Loss (gain) on disposal of fixed assets	527	34	7	561	(185)
Total Adjusted EBITDDA	$274,984	$194,986	$35,373	$469,970	$82,944

Adjusted net income
Net income (loss) (GAAP)	$187,905	$131,106	$2,638	$319,011	$(14,194)
Pension settlement charge, after tax	—	—	—	—	31,811
Adjusted net income	$187,905	$131,106	$2,638	$319,011	$17,617

Adjusted net income per diluted share
Net income (loss) per diluted share (GAAP)	$2.77	$1.94	$0.04	$4.71	$(0.21)
Pension settlement charge, after tax	—	—	—	—	0.47
Adjusted net income per diluted share	$2.77	$1.94	$0.04	$4.71	$0.26